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                                                                    EXHIBIT 10.5

                               ALTAVISTA COMPANY

     1999 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

1.   Purpose.
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     The purpose of this 1999 Stock Option Plan for Non-Employee Directors (the
"Plan") of AltaVista Company (the "Company") is to encourage ownership in the Company by non-employee directors of the Company whose continued services are considered essential to the Company's future progress and to provide them with a further incentive to remain as directors of the Company.

2.   Administration.
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     The Board of Directors (the "Board") shall supervise and administer the
Plan. All questions concerning interpretation of the Plan or any options granted under it shall be resolved by the Board of Directors and such resolution shall be final and binding upon all persons having an interest in the Plan. The Board of Directors may, to the full extent permitted by or consistent with applicable laws or regulations, delegate any or all of its powers under the Plan to a committee appointed by the Board of Directors, and if a committee is so appointed, all references to the Board of Directors in the Plan shall mean and relate to such committee.

3.   Eligibility.
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     There shall be eligible to receive options under the Plan each director of the Company who: (i) is not an employee of the Company or any of its subsidiaries or affiliates, or (ii) unless otherwise determined by the Board, is not an affiliate (as such term is defined in Rule 144(a)(1) promulgated under the Securities Act of 1993), employee, representative, or designee of an institutional or corporate investor (an "Affiliated Director").

4.   Stock Subject to the Plan.
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     (a)  A total of 250,000 shares of the Company's Common Stock, par value
$.01 per share ("Common Stock") may be issued under the Plan, subject to adjustment as provided in Section 7.

     (b) All options granted under the Plan shall be non-statutory options not entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended.


5.   Terms, Conditions and Form of Options.
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     Each option granted under the Plan shall be evidenced by a written agreement in such form as the Board of Directors shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

     (a)  (i)   Initial Grants.  Each eligible director who is elected for the
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first time to the Board of Directors of the Company shall be granted, upon the date of such initial election, an option to acquire 48,000 shares of Common Stock under the Plan (the "Initial Option"), provided that if such initial
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election occurs prior to the approval of the Plan by the stockholders of the
Company, such option may, at the discretion of the Board, be granted on the date of such approval. Each Affiliated Director who ceases to be an Affiliated Director and is not otherwise an employee of the Company or any of its subsidiaries or affiliates shall be granted, on the date such director ceases to be an Affiliated Director but remains as a member of the Board or Directors, an Initial Option to acquire 48,000 shares of Common Stock under the Plan.

          (ii)  Annual Grants. On the first anniversary of the grant of the
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Initial Option to an eligible director, and on each subsequent anniversary thereof, the Company shall grant to such eligible director an option to purchase 12,000 shares of Common Stock (an "Annual Option"), provided that such eligible
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director serves as a member of the Board on the applicable anniversary date.

          (iii) Additional Shares. The Board may, in its discretion, increase to
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up to 100,000, the aggregate number of shares of Common Stock that may be subject to an Initial Option and/or Additional Options covering any vesting period of up to 48 months that may be granted to an eligible director after the date of such increase, provided that the maximum number of shares of Common Stock that may vest in any 48 month period shall not exceed 100,000.

     (b)  Option Exercise Price.  The option exercise price per share for each
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option granted under the Plan shall equal (i) the closing price of the Common
Stock on any national securities exchange on which the Common Stock is listed,
(ii) the closing price of the Common Stock on the Nasdaq National Market or
(iii) the average of the closing bid and asked prices of the Common Stock in the over-the-counter market, whichever is applicable, on the date of grant, or if none of clauses (i), (ii) or (iii) applies, the fair market value of the Common Stock, as determined by the Board, on the date of grant. In the case of clauses
(i), (ii) and (iii), if no sales of Common Stock were made on the date of grant, the price of the Common Stock shall be the reported price for the next preceding day on which sales were made.

     (c)  Transferability of Options.  Except as the Board may otherwise provide
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in an option granted under the Plan, any option granted under the Plan to an optionee shall not be transferable by the optionee other than (i) by will or the laws of descent and distribution, (ii) pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, or (iii) to any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former

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spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, niece, nephew or other person sharing the director's household (other than a parent or employee) (a "Family Member"), or any trust in which Family Members have more than 50% of the beneficial interest, any foundation in which Family Members (or the optionee) control the management of assets, and any other entity in which Family Members (or the optionee) have more than a 50% aggregate voting interest. References to an optionee, to the extent relevant in the context, shall include references to authorized transferees.

     (d)  Time and Manner of Exercise.
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          (i)   Vesting.
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               (a)  Each Initial Option granted under the Plan shall vest and become exercisable as to 1/48th of the number of shares originally subject to the option on each monthly anniversary date of the date of grant, provided that
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the optionee serves as a director on such monthly anniversary date.

               (b) Each Additional Option shall vest and become exercisable as to 1/12th of the number of shares originally subject to the option on each monthly anniversary date of the date of grant commencing on the 37th monthly anniversary date, provided that the optionee serves as a director on such
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monthly anniversary date.

          (ii)  Termination. Except as otherwise provided in the applicable
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option agreement, each option shall expire on the date ten years after the date of grant of such option (the "Expiration Date"), provided that if the optionee ceases to serve as a director of the Company prior to such Expiration Date, each option shall remain exercisable thereafter and up to but not after the Expiration Date, but may be exercised only to the extent it was exercisable at the time of the optionee's cessation of service as a director.

          (iii) Change in Control. All outstanding options granted under the
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Plan shall immediately become exercisable in full upon a Change in Control (as defined in Section 8).

          (iv)  Exercise Procedure. An option may be exercised in whole or in
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part, to the extent it is then exercisable, only by written notice to the
Company at its principal office accompanied by (i) payment in cash or by check of the full exercise price for the shares as to which it is exercised, (ii) delivery of outstanding shares of Common Stock (which have been outstanding for at least six months) having a fair market value on the last business day preceding the date of exercise equal to the option exercise price, (iii) an irrevocable undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price or delivery of irrevocable instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price, (iv) payment by such other means as may be approved by the

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Board, or (v) any combination of the foregoing.

          (v)   Exercise by Representative Following Death of Director. An
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optionee, by written notice to the Company, may designate one or more persons
(and from time to time change such designation), including his or her legal representative, who, by reason of the optionee's death, shall acquire the right to exercise all or a portion of the option. If the person or persons so designated wish to exercise any portion of the option, they must do so within the term of the option as provided herein. Any exercise by a representative shall be subject to the provisions of the Plan.

          (vi)   Withholding Taxes. An optionee shall pay to the Company, or
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make provisions satisfactory to the Company for payment of, any taxes required by law to be withheld upon any exercise of an option granted under the Plan, no later than the date of the event creating such tax liability. In the Board's discretion, such tax obligation may be paid in whole or in part in shares of Common Stock, including shares retained from the exercise of the option, valued at the then fair market value.

     (e)  Early Exercise Provisions. Notwithstanding anything to the contrary in
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the Plan, an optionee may at any time exercise any Initial Option or Additional
Option in its entirety, as to both vested and unvested shares, provided that at
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the time of and as a condition to such exercise, such optionee executes and delivers to the Company a stock restriction agreement, in a form approved by the Board, pursuant to which the Company (or its designee) shall have the right to purchase from the optionee within 90 days of his or her termination of service as a director for any reason (or, if later, within 90 days after his or her exercise of the option), at the original option exercise price, all shares acquired upon such exercise that would not, but for the provisions of this
Section 5(e), have otherwise been purchasable by the optionee under the provisions of Section 5(d)(i) on the date of such termination of service.

6.   Limitation of Rights.
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     (a)  No Right to Continue as a Director. Neither the Plan, nor the granting
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of an option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain the optionee as a director for any period of time.

     (b)  No Stockholders' Rights for Options.  An optionee shall have no rights
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as a stockholder with respect to the shares covered by his or her option until the date of the issuance to him or her of a stock certificate therefor, and no adjustment will be made for dividends or other rights (except as provided in Section 7) for which the record date is prior to the date such certificate is issued.

     (c)  Compliance with Securities Laws.  Each option shall be subject to the
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requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such option upon any securities

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exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, or satisfaction of such condition shall have been effected or obtained on conditions acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification, or to satisfy such condition.

7.   Adjustment Provisions for Mergers, Recapitalizations and Related
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Transactions.
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     If, through or as a result of any merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar transaction, (i) the outstanding shares of Common Stock are exchanged for a different number or kind of securities of the Company or of another entity, or (ii) additional shares or new or different shares or other securities of the Company are distributed with respect to such shares of Common Stock, the Board of Directors shall make an appropriate and proportionate adjustment in (x) the maximum number and kind of shares reserved for issuance under the Plan, (y) the number and kind of shares or other securities subject to then outstanding options under the Plan, and (z) the price for each share subject to any then outstanding options under the Plan (without changing the aggregate purchase price for such options), to the end that each option shall be exercisable, for the same aggregate exercise price, for such securities as such optionholder would have held immediately following such event if he had exercised such option immediately prior to such event. No fractional shares will be issued under the Plan on account of any such adjustments.

8.   Change in Control.
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     For purposes hereof, "Change in Control" means an event or occurrence set forth in any one or more of subsections (a) through (d) below (including an event or occurrence that constitutes a Change in Control under one of such subsections but is specifically exempted from another such subsection):

     (a) the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) a majority or more of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (a), the
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following acquisitions shall not constitute a Change in Control: (i) any

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acquisition directly from the Company (excluding an acquisition pursuant to the exercise, conversion or exchange of any security exercisable for, convertible into or exchangeable for common stock or voting securities of the Company, unless the Person exercising, converting or exchanging such security acquired such security directly from the Company or an underwriter or agent of the Company), (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (iv) any Business Combination (as defined below) excepted from subsection (c) of this Section 8 by the proviso set forth therein; or

     (b) such time as the Continuing Directors (as defined below) do not constitute a majority of the Board (or, if applicable, the Board of Directors of a successor corporation to the Company), where the term "Continuing Director" means at any date a member of the Board (i) who was a member of the Board on the date of adoption of this Plan or (ii) who was nominated or elected subsequent to such date by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; provided,
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however, that there shall be excluded from this clause (ii) any individual whose
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initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board; or

     (c) the consummation of a merger, consolidation, reorganization, recapitalization or statutory share exchange involving the Company or a sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), provided, that no such Business Combination shall
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constitute a Change in Control if, immediately following such Business
Combination, all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, at least a majority of the then outstanding shares of common stock and the combined voting power of the then outstanding securities entitled to vote generally in the election of directors, respectively, of the resulting or acquiring corporation in such Business Combination (which shall include, without limitation, a corporation which as a result of such transaction owns the Company or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, respectively; or

     (d) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

9.   Termination and Amendment of the Plan.
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     The Board of Directors may suspend or terminate the Plan or amend it in any respect whatsoever. In addition, the Board may, in its discretion, accelerate the vesting of any option or options granted under the Plan.

                                   Adopted by the Board of Directors on
                                   September 29, 1999

                                   Approved by the Stockholders on
                                   September 30, 1999

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